                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically will file pre-and post-effective amendments to its Registration Statement on Form N-1A with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert and Joseph E. Boatwright, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment(s) to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of April, 2002.


                                               ---------------------------------
                                               Print Name:

STATE OF FLORIDA               )
                               )
COUNTY OF                      )
          -----------------

     On April 25, 2002, before me appeared                           , known to
                                           --------------------------
me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal.

          (NOTARIAL SEAL)                              Notary Public

                                                       My Commission expires:

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically will file pre-and post-effective amendments to its Registration Statement on Form N-1A with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert and Joseph E. Boatwright, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment(s) to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of April, 2002.


                                                       /s/ Mark A. Minnella
                                                       -------------------------
                                                       Mark A. Minnella

STATE OF MISSOURI              )
                               )
COUNTY OF ST. LOUIS            )

     On April 25, 2002, before me appeared Mark A. Minnella, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal.

          (NOTARIAL SEAL)                              Notary Public

                                                       My Commission expires:

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically will file pre-and post-effective amendments to its Registration Statement on Form N-1A with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert and Joseph E. Boatwright, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment(s) to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of April, 2002.


                                                    /s/ Mat Staver
                                                    ----------------------------

STATE OF FL

COUNTY OF  Orange

     On April 25, 2002, before me appeared Mat Staver, known to me personally,
                                           ----------
and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal.

          (NOTARIAL SEAL)                           Notary Public

                                                    My Commission expires:

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically will file pre-and post-effective amendments to its Registration Statement on Form N-1A with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert and Joseph E. Boatwright, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment(s) to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of April, 2002.


                                                    /s/ Wesley W. Pennington
                                                    ----------------------------

STATE OF FL

COUNTY OF  Orange

     On April 25, 2002, before me appeared Wesley W. Pennington, known to me
                                           --------------------
personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal.

          (NOTARIAL SEAL)                           Notary Public

                                                    My Commission expires:

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically will file pre-and post-effective amendments to its Registration Statement on Form N-1A with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert and Joseph E. Boatwright, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment(s) to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of April, 2002.


                                                    /s/ W. Thomas Fyler, Jr.
                                                    ----------------------------

STATE OF NY

COUNTY OF  New York

     On April 25, 2002, before me appeared W. Thomas Fyler, Jr., known to me
                                           --------------------
personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal.

          (NOTARIAL SEAL)                           Notary Public

                                                    My Commission expires:

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically will file pre-and post-effective amendments to its Registration Statement on Form N-1A with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert and Joseph E. Boatwright, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment(s) to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of April, 2002.


                                                    /s/ Billy M. Dodson
                                                    ----------------------------

STATE OF CA

COUNTY OF  Fresno

     On April 25, 2002, before me appeared Billy M. Dodson, known to me
                                           ---------------
personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal.

          (NOTARIAL SEAL)                           Notary Public

                                                    My Commission expires:

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically will file pre-and post-effective amendments to its Registration Statement on Form N-1A with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert and Joseph E. Boatwright, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment(s) to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of April, 2002.


                                                    /s/ Arthur D. Ally
                                                    ----------------------------

STATE OF FL

COUNTY OF  Orange

     On April 25, 2002, before me appeared Arthur D. Ally, known to me
                                           --------------
personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal.

          (NOTARIAL SEAL)                           Notary Public

                                                    My Commission expires:

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically will file pre-and post-effective amendments to its Registration Statement on Form N-1A with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert and Joseph E. Boatwright, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment(s) to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of April, 2002.


                                                    /s/ Joseph E. Boatwright
                                                    ----------------------------

STATE OF NC

COUNTY OF  Buncombs

     On April 25, 2002, before me appeared Joseph E. Boatwright, known to me
                                           --------------------
personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal.

          (NOTARIAL SEAL)                           Notary Public

                                                    My Commission expires: